EXHIBIT 10.6

LCBBHC, INC.                              THE FARMERS AND MERCHANTS BANK
P.O. BOX 676                              302 S OLD US HWY 41 P O BOX 519
LAFAYETTE, IN  47902                      BOSWELL, IN  47921-0519

                     ACCOUNT #:  1770  -  NEW
                     Loan Number
                     Date   AUGUST 24, 1999
                          -----------------------------
                     Maturity Date   AUGUST 24, 1999
                                  ---------------------
                     Loan Amount $        250,000.00
                                 ----------------------
                     Renewal Of
                               ------------------------


BORROWER'S NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS
"I" includes each borrower above,            "You" means the lender, its
jointly and severally.                       successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED FIFTY THOUSAND AND NO/100* * * * *
* * * * * * * * * * * * * * * Dollars $250,000.00

[ ] Single Advance: I will receive all of this principal sum on . No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum amount of
principal I can borrower under this note.  On   AUGUST 24, 1999

    I will receive the amount of $      0.00 and future principal advances are
    contemplated.

    Conditions: The conditions for future advances are  BY APPROVAL OF LOAN
    OFFICER

    [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on AUGUST 24, 2000.

    [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

    INTEREST: I agree to pay interest on the outstanding principal balance from AUG. 24, 1999 at the rate of 8.700% per year until FIRST CHANGE DATE

    [ ] Variable Rate: This rate may then change as stated below.

        [ ] The future rate will be EQUAL TO the following index rate: THE
            FARMERS AND MERCHANTS BANK'S BASE RATE, WHICH MAY CHANGE AT THEIR DISCRETION

        [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

        [ ] Frequency and Timing: The rate on this note may change as often as DAILY.

        [ ] A change in the interest rate will take effect ON THE SAME DAY.

        [ ] Limitations:  During the term of this loan, the applicable annual interest rate will not be more than 21.000% or less than
            8.000 %.  The rate may not change more than          % each.

        Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
        [ ] The amount of each scheduled payment will change.
        [ ] The amount of the final payment will change.
        [X] THE AMOUNT DUE AT MATURITY WILL CHANGE.

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL / 365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
        [X] on the same fixed or variable rate basis in effect before maturity
            (as indicated above).
        [ ] at a rate equal to                                          .

[ ] LATE CHARGE:  If a payment is made more than                         days
after it is due, I agree to pay a later charge of                        .

[ ] ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following
charges which          [ ] are        [ ] are not     included in the principal
amount above:

PAYMENTS:  I agree to pay this note as follows:
[X] Interest:  I agreed to pay accrued interest  AT MATURITY

[ ] Principal:  I agree to pay the principal AUGUST 24, 2000
[ ] Installments:  I agree to pay this note in
    payments.  The first payment will be in the amount of $
    and will be due                                          .
    A payment of $                         will be due

    thereafter.  The final payment of the entire unpaid
    balance of principal and interest will be due            .

[ ] Unpaid Interest: Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS: THIS LOAN IS SECURED BY A PERSONAL GUARANTY DATED AUGUST 24, 1999

[ ] SECURITY:  This note is separately secured by (describe separate document by type and date):


(This section is for your internal use. Failure to list a separate security document, mean the agreement will not secure this note.)

Signature for Lender


X /S/ WILLIAM F. COOK
----------------------------------
WILLIAM F. COOK

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UNIVERSAL NOTE


PURPOSE:  This purpose of this loan is  BUSINESS OPERATING EXPENSE
SIGNATURE:  I AGREE TO THE TERMS OF THIS NOTE
(INCLUDING THOSE ON PAGE 2).  I have received a copy on today's date.

LCBBHC, INC.
----------------------------------

BY: /S/ DAVID R. ZIMMERMAN
----------------------------------
DAVID R. ZIMMERMAN, PRESIDENT

BY: /S/ EDWARD CHOSNEK
----------------------------------
EDWARD CHOSNEK, SECRETARY

----------------------------------

                                              More than one Signer
                                              Boswell, Indiana August 24, 1999

TO THE FARMERS AND MERCHANTS BANK:

FOR VALUE RECEIVED and in consideration of credit given or to be given, or of advances made or to be made, or of other financial accommodation afforded or to be afforded to

                                  LCBBHC, INC.
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(hereinafter referred to as the "Debtor"), by THE FARMERS AND MERCHANTS BANK,
Boswell, Indiana,

(hereinafter called the "Bank"), or its assigns, we DAVID R. ZIMMERMAN and EDWARD CHOSNEK and STEVEN W. NORFLEET and THOMAS A. MCDONALD hereby jointly and severally guarantee the full and prompt payment, at maturity and at all times thereafter, with interest, and all costs, expenses, and attorney's fees, of any and all notes, bills, drafts, commercial paper, and other obligations of said Debtor of every kind, whether signed, accepted, drawn or endorsed by said Debtor that are or shall be owned, held or acquired, whether through discount, overdraft, purchase, direct loan, or as collateral, or otherwise, by said Bank, or its assigns, either for said Debtor or for any owner or holder thereof:
PROVIDED, That the separate liability thereon and hereon of each of the undersigned shall not at any time exceed the sum of TWO HUNDRED FIFTY THOUSAND AND no/100 Dollars ($250,000.00*****).

    This guaranty, not exceeding the said sun, shall be and remain a continuing and unconditional guaranty for the payment of any and all such notes, bills, drafts, commercial paper, and other obligations, and shall continue and be in force until written notice of its discontinuance shall be actually received by said Bank, or its assigns, and also, until all such notes, bills, drafts, commercial paper, and other obligations, existing before receipt of such notice, shall be fully paid.

    To the amount aforesaid, we hereby jointly and severally promise and agree to pay any and all such notices, bills, drafts, commercial paper, and other obligations without any relief whatever from valuation or appraisement laws.

    The granting of credit from time to time by said Bank, or its assigns, to said Debtor in excess of the amount of this guaranty and without notice to the undersigned, is hereby also authorized and shall in no way affect or impair this guaranty.

    We hereby jointly and severally and expressly waive notice of the acceptance of this guaranty, and of any and all such notes, bills, drafts, commercial paper, and other obligations, and we also waive notice of non-acceptance, non-payment, and notice of protest thereof, and in the event any such debt is not paid at maturity, we further agree that suit may be brought directly and immediately against the undersigned without first exhausting the person or persons primarily liable therefore, such suit to be brought either against the undersigned alone or impleaded with the person or persons so primarily liable, as may be deemed best by said Bank, or its assigns.

    This guaranty shall include any and all renewals of any and all such notes, bills, drafts, commercial paper, and other obligations in connection with any and all business done by said Debtor with or through said The Farmers and Merchants Bank, or its assigns.

/S/ DAVID R. ZIMMERMAN
----------------------
DAVID R. ZIMMERMAN

/S/ EDWARD CHOSNEK
----------------------
EDWARD CHOSNEK

/S/ STEVEN W. NORFLEET
----------------------
STEVEN W. NORFLEET

/S/ THOMAS A. MCDONALD
----------------------
THOMAS A. MCDONALD

LCBBHC, INC.                  THE FARMERS AND MERCHANTS BANK
P.O. BOX 676                  302 S OLD US HWY 41 P O BOX 519
LAFAYETTE, IN  47902          BOSWELL, IN  47921-0519

Line of Credit No.
Date AUGUST 24, 1999
     ----------------
Max. Credit Amt.     $ 250,000.00
                    ---------------
Loan Ref. No.
              ---------------------

BORROWER'S NAME AND ADDRESS                   LENDER'S NAME AND ADDRESS
"I" includes each borrower above,             "You" means the lender,
jointly and severally.                        its successors and assigns.

You have extended to me a line of credit in the AMOUNT of TWO HUNDRED FIFTY THOUSAND AND NO/100 $250,000.00 You will make loans to me from time to time until 3:00 P .m. on AUGUST 24, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

    This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.  AMOUNT:  This line of credit is:
    [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
            a. I have borrowed the maximum amount available to me;
            b. This line of credit has expired;
            c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
            d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit; e.
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    [ ] DISCRETIONARY:  You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed
                                                              $                .
        ---------------------------------------------------    ----------------
Subject to the obligatory or discretionary limitations above, this line of credit is:

    [ ] OPEN-END (Business or Agricultural only):  I may borrow up to the maximum amount of principal more than one time.
    [ ] CLOSED-END:  I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on AUGUST 24, 1999 , or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
    BY APPROVAL OF LOAN OFFICER.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
    [ ] security agreement dated                 [ ]
    [ ] mortgage dated                           [ ]
                      ---------------------------
    [ ] guaranty dated     AUGUST 24, 1999       [ ]
                       --------------------------

4.  REMEDIES:  If I am in default on the note(s) you may:
    a. take any action as provided in the related documents;
    b. without notice to me, terminate this line of credit.
    By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
        a. maintain books and records of my operations relating to the need for this line of credit;
        b. permit you or any of your representatives to inspect and/or copy these records;
        c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
        d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
        e.
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

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement with is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.


FOR THE LENDER

/s/ WILLIAM F. COOK
----------------------------------------

Title PRESIDENT
      ----------------------------------


SIGNATURES:  I AGREE TO THE TERMS OF THIS LINE OF CREDIT.
I HAVE RECEIVED A COPY ON TODAY'S DATE.

LCBBHC, INC.
----------------------------------------

BY: /S/ DAVID R. ZIMMERMAN
----------------------------------------
DAVID R. ZIMMERMAN, PRESIDENT

BY: /S/ EDWARD CHOSNEK
----------------------------------------
EDWARD CHOSNEK, SECRETARY